UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2022

NEENAH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32240	20-1308307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3460 Preston Ridge Road, Suite 600

Alpharetta, Georgia 30005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (678) 566-6500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act of 1933, as amended:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	NP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act of 1934, as amended. ☐

Introductory Note

As previously disclosed, on March 28, 2022, Neenah, Inc., a Delaware corporation (“Neenah”), Mativ Holdings, Inc. (formerly known as Schweitzer-Mauduit International, Inc.), a Delaware corporation (“Mativ”) and Samurai Warrior Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Mativ (“Merger Sub”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, effective July 6, 2022 (the “Effective Time”), Merger Sub merged with and into Neenah (the “Merger”), with Neenah surviving the Merger as a wholly owned subsidiary of Mativ.

Item 1.02	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Merger, on July 5, 2022 Neenah caused to be repaid in full all indebtedness, liabilities and other obligations under, and terminated, (a) that certain Fourth Amended and Restated Credit Agreement, dated as of December 10, 2018, by and among Neenah, certain of its subsidiaries, and the lenders party thereto, and (b) that certain Amended and Restated Term Loan Credit Agreement, dated as of April 6, 2021, by and among Neenah, certain of its subsidiaries, and the lenders party thereto.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Under the terms of the Merger Agreement, at the Effective Time, each share of common stock, par value $0.01 per share, of Neenah (“Neenah Common Stock”) issued and outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement) was converted into the right to receive 1.358 shares of common stock (the “Exchange Ratio”), par value $0.10 per share, of Mativ (“Mativ Common Stock”). No fractional shares of Mativ Common Stock were issued in the Merger, and Neenah shareholders became entitled to receive cash in lieu of any fractional shares (such cash and the newly issued shares of Mativ Common Stock, the “Merger Consideration”).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Neenah’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2022 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer or Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On July 5, 2022 in connection with the consummation of the Merger, Neenah notified its principal trading market, the New York Stock Exchange (the “NYSE”) of the Effective Time of the Merger and requested that trading of Neenah Common Stock be halted prior to market open on July 6, 2022, that the listing of the Neenah Common Stock be removed and that the NYSE file a notification of removal from listing on Form 25 with the SEC regarding the delisting of the Neenah Common Stock. Additionally, Neenah intends to file with the SEC a certification and notice of termination on Form 15 deregistering Neenah Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and suspending Neenah’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, each holder of Neenah Common Stock immediately prior to the Effective Time ceased to have any rights as a shareholder of Neenah other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, as contemplated under the Merger Agreement, Merger Sub merged with and into Neenah, with Neenah surviving the Merger as a direct wholly owned subsidiary of Mativ.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Effective as of the Effective Time, all of the directors of Neenah tendered their resignations and ceased serving as directors of Neenah and all committees of the board of directors on which such directors served. William M. Cook, Julie A. Schertell, Shruti Singhal and Tony R. Thene, former directors of Neenah, were appointed directors of Mativ effective as of the Effective Time.

In addition, effective as of the Effective Time, all of the Section 16 officers of Neenah ceased serving in their capacities as officers of Neenah, except that Julie Schertell was re-appointed to continue as Chief Executive Officer of Neenah following consummation of the Merger. Julie Schertell, the former President and Chief Executive Officer of Neenah, was appointed President and Chief Executive Officer of Mativ, and Michael Rickheim, the former Executive Vice President, Chief Human Resources Officer and Chief Administrative Officer of Neenah, was appointed Chief Human Resources Officer and Administrative Officer of Mativ, each effective as of the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Merger, on July 6, 2022, effective as of the Effective Time, Neenah’s certificate of incorporation and bylaws were amended and restated in their entirety. Copies of Neenah’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01	Other Events.

On July 6, 2022, Neenah and Mativ issued a joint press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 28, 2022, by and among Neenah, Inc, Mativ Holdings, Inc. (f/k/a Schweitzer-Mauduit International, Inc.) and Samurai Warrior Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 28, 2022).

3.1	Amended and Restated Certificate of Incorporation of Neenah, Inc.

3.2	Amended and Restated Bylaws of Neenah, Inc.

99.1	Joint Press Release of Neenah, Inc. and Mativ Holdings, Inc., dated July 6, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH, INC.

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Chief Legal Officer, Secretary and Chief Compliance Officer

Date: July 6, 2022

4